POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 27, 2015 TO THE

SUMMARY PROSPECTUS DATED AUGUST 29, 2014 OF:

PowerShares Global Listed Private Equity Portfolio

Effective immediately, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund

Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	February 2015

Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013

Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2013

Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015

Aasim Merchant	Vice President and Portfolio Manager of the Adviser	August 2014”

Please Retain This Supplement for Future Reference.

P-PSP-SUMPRO-1 SUP-1 022715